UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The XPO Logistics, Inc. 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) was held on May 29, 2013.

(b) At the 2013 Annual Meeting, the stockholders elected each of the Company’s nominees for director; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and approved the advisory vote on the Company’s executive compensation.

1.	Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
G. Chris Andersen	19,366,150	98,898	N/A	4,796,084
Oren G. Shaffer	19,235,201	229,847	N/A	4,796,084

2.	Ratification of the Appointment of KPMG LLP:

Votes For	24,245,829
Votes Against	9,185
Abstentions	6,118

3.	Advisory Vote on Executive Compensation:

Votes For	17,597,502
Votes Against	1,846,142
Abstentions	21,404
Broker Non-Votes	4,796,084

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel